UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2008

LIFESCIENCES OPPORTUNITIES INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-52836	20-0594204
(Commission File Number)	(IRS Employer Identification No.)

8500 Wilshire Boulevard, Suite 105, Beverly Hills, California	90211
(Address of Principal Executive Offices)	(Zip Code)

(310) 659-5101

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officer

(b)    Effective May 1, 2008, Mr. James Morel resigned from his position as chief executive officer of Lifesciences Opportunities Incorporated (the “Company”). The Company and Mr. Morel are currently negotiating the terms of the resignation.

Appointment of Officer

(c)    Effective May 1, 2008, the board of directors of the Company, appointed Mr. John Keefe to serve as the Company’s chief executive officer. Mr. Keefe has served as the Company’s acting chief financial officer and chief operating officer since February 2008 and served as chief financial officer for DRTATTOFF, LLC (“Dr. TATTOFF”) prior to the Company’s merger with Dr. TATTOFF since November 2007. Mr. Keefe will continue to serve as acting chief financial officer and chief operating officer of the Company, in addition to assuming the duties of chief executive officer. The Company and Mr. Keefe are currently negotiating the terms of Mr. Keefe’s employment agreement.

Prior to joining the Company, from January 2007 to November 2007, Mr. Keefe served as the chief financial officer of Equicare Capital, LLC, a healthcare revenue cycle company, where he assisted in building financial models for the company and facilitated the company’s merger with Argyle Solutions Inc. in August 2007. From 2002 to 2006, Mr. Keefe co-founded and served as the chief operating officer of Centerre Healthcare Corporation, an acute rehabilitation hospital company, where he was responsible for all aspects of hospital operations, including implementations, regulatory compliance, clinical quality, and marketing. Additionally, Mr. Keefe served as chief financial officer of NextCARE Hospitals, Inc., a long-term acute hospital company, from 1999 to 2001. From 1995 to 1999, Mr. Keefe served as chief financial officer of Intensiva HealthCare Corporation, a publicly traded long-term acute care hospital company, until its merger with Select Medical Corporation, where Mr. Keefe was responsible for all SEC filings, including quarterly and annual reports, as well as insider trading compliance and prospectus development. Mr. Keefe earned a BBA in accounting from Georgia State University and became licensed as a Certified Public Accountant (Georgia) in 1981.

Neither Mr. Keefe nor any of his immediate family members have been a party to any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Keefe and the Company’s directors and executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIFESCIENCES OPPORTUNITIES INCORPORATED (Registrant)

	By:	/s/ John Keefe
Name: John Keefe
Title: Chief Executive Officer, Acting Chief Financial Officer and Chief Operating Officer

Date: May 7, 2008